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                                                                  EXHIBIT 10.3.3

                             AMENDMENT NO. 3 TO THE
                       HEALTH SYSTEMS DESIGN CORPORATION
                       1996 OMNIBUS EQUITY INCENTIVE PLAN

    HEALTH SYSTEMS DESIGN CORPORATION, having adopted the Health Systems Design Corporation 1996 Omnibus Equity Incentive Plan, as amended by Amendment No. 1 effective February 24, 1997 and Amendment No. 2 effective February 9, 1998 (the "Plan"), hereby amends the Plan, effective as of January 28, 1999, by deleting the numeral 1,400,000 from the first sentence of Section 4.1 and substituting the numeral 1,550,000 therefor.

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